                                                                    EXHIBIT 99.2

                               [KPMG LETTERHEAD]
                               New York, New York



                          INDEPENDENT AUDITORS' REPORT

To the Stockholder and Board of Directors of National Discount Brokers Corporation:

We have audited the accompanying statement of financial condition of National Discount Brokers Corporation (the "Company") a wholly owned subsidiary of National Discount Brokers Group, Inc. as of December 31, 2000, and the related statements of operations, changes in stockholder's equity, changes in subordinated borrowings, and cash flows for the seven months then ended that you are filing pursuant to rule 17a-5 under the Securities Exchange Act of 1934. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2000, and the results of its operations and its cash flows for the seven months then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in Schedules I and II is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by rule 17a-5 of the Securities Exchange Act of 1934. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                 /s/ KPMG LLP



January 31, 2001

                      NATIONAL DISCOUNT BROKERS CORPORATION
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                        Statement of Financial Condition

                                December 31, 2000

                                     ASSETS

Cash                                                               $    208,070
Receivables:
    Clearing broker                                                  31,331,848
    Parent                                                                7,712
    Other                                                             3,347,509
Securities owned, at market value                                        31,330
Prepaid expenses                                                      2,040,618
Furniture, fixtures and equipment, net of accumulated
    depreciation of $14,430,355                                      18,189,210
Computer software, net of accumulated amortization of $10,112,900     7,264,622
Deferred tax asset                                                    2,134,920
Other assets                                                            139,970
                                                                   ------------
                  Total assets                                     $ 64,695,809
                                                                   ============

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
    Accrued compensation, accounts payable and accrued expenses    $ 12,784,113
    Accrued severance costs                                           1,410,500
    Securities sold, not yet purchased, at market value                  20,233
    Payable to affiliates                                                 9,628
                                                                   ------------
                  Total liabilities                                  14,224,474
                                                                   ------------
Subordinated borrowings                                               6,000,000
                                                                   ------------
Commitments and contingencies
Stockholder's equity:
    Common stock - no par value; 200 shares authorized,
       100 shares issued and outstanding                                     --
    Additional paid-in capital                                       72,897,077
    Deficit                                                         (28,425,742)
                                                                   ------------
                  Total stockholder's equity                         44,471,335
                                                                   ------------
                  Total liabilities and stockholder's equity       $ 64,695,809
                                                                   ============


See accompanying notes to financial statements.

                      NATIONAL DISCOUNT BROKERS CORPORATION
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                             Statement of Operations

              For the period from June 1, 2000 to December 31, 2000

Revenues:
   Commissions                                    $ 34,451,632
   Interest income                                   6,653,462
   Fee income                                        3,769,432
   Firm securities transactions, net                  (478,911)
   Other income                                         66,398
                                                  ------------
                                                    44,462,013
                                                  ------------
Expenses:
   Compensation and benefits                        22,660,586
   Clearance and related brokerage charges           7,510,430
   Communications                                    5,935,897
   Selling and marketing                            21,598,358
   Technology related:
     Depreciation and amortization                   8,170,733
     Equipment rental                                1,932,964
     Technology consulting fees                        869,481
     Repairs and maintenance                         1,941,622
   Professional fees                                 1,158,030
   Occupancy costs                                   2,672,919
   Other                                             3,046,579
                                                  ------------
                                                    77,497,599
                                                  ------------
       Loss before income tax benefit              (33,035,586)

Income tax benefit
                                                    12,887,579
                                                  ------------
       Net loss                                   $(20,148,007)
                                                  ============


              See accompanying notes to financial statements.

                      NATIONAL DISCOUNT BROKERS CORPORATION
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                    Statement Changes in Stockholder's Equity

              For the period from June 1, 2000 to December 31, 2000

                                                  ADDITIONAL     RETAINED
                                    COMMON         PAID-IN       EARNINGS
                                    STOCK          CAPITAL       (DEFICIT)         TOTAL
                                    ------        ---------      ---------         -----
Balance at June 1, 2000            $    --        62,897,077     (8,277,735)     54,619,342
Net loss                                --                --    (20,148,007)    (20,148,007)
Capital contributions by Parent         --        10,000,000             --      10,000,000
                                   -------        ----------     ----------     -----------
Balance at December 31, 2000       $    --        72,897,077    (28,425,742)     44,471,335
                                   =======        ==========     ==========     ===========

See accompanying notes to financial statements.

                      NATIONAL DISCOUNT BROKERS CORPORATION
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                 Statement of Changes in Subordinated Borrowings

              For the period from June 1, 2000 to December 31, 2000

Subordinated borrowings at June 1, 2000                         $6,000,000
Issuance (repayment) of subordinated borrowings                         --
                                                                ----------
Subordinated borrowing at December 31, 2000                     $6,000,000
                                                                ==========

See accompanying notes to financial statements.

                      NATIONAL DISCOUNT BROKERS CORPORATION
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                             Statement of Cash Flows

              For the period from June 1, 2000 to December 31, 2000


Cash flows from operating activities:
  Net loss                                                        $(20,148,007)
  Noncash items included in net loss:
     Depreciation and amortization                                   8,170,733
     Deferred taxes                                                 (1,035,720)
     Provision for losses on securities not readily marketable         478,911
  (Increase) decrease in operating assets:
     Receivable from:
       Clearing broker                                              (4,425,832)
       Parent                                                        1,936,069
       Other                                                           254,166
     Prepaid expenses                                                7,230,588
     Securities owned                                                   28,166
     Receivable from affiliates                                        701,932
     Other assets                                                      131,678
  Increase in operating liabilities:
     Accrued compensation, accounts payable and accrued expenses    (2,467,828)
     Accrued severance costs                                         1,410,500
     Securities sold, not yet purchased                                (62,711)
     Payable to affiliates                                               9,628
                                                                  ------------
                Net cash used in operating activities               (7,787,727)
                                                                  ------------
Cash flows from investing activities:
    Purchases of furniture, fixtures and equipment                  (2,063,986)
    Purchases of computer software                                  (1,066,012)
                                                                  ------------
                Net cash used in investing activities               (3,129,998)
                                                                  ------------
Cash flows from financing activities:
  Capital contribution by Parent                                    10,000,000
                                                                  ------------
                Net cash provided by financing activities           10,000,000
                                                                  ------------
                Net decrease in cash                                  (917,725)
Cash at beginning of period                                          1,125,795
                                                                  ------------
Cash at end of period                                             $    208,070
                                                                  ============
Supplemental disclosures of cash flow information:
  Cash paid during the period for:
    Income taxes                                                  $        169
                                                                  ============
    Interest                                                      $    288,750
                                                                  ============


See accompanying notes to financial statements.

                     NATIONAL DISCOUNT BROKERS CORPORATION
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                          Notes to Financial Statements

                                December 31, 2000

(1)  ORGANIZATION AND BUSINESS

     National Discount Brokers Corporation (the "Company") is a wholly owned subsidiary of National Discount Brokers Group, Inc. (the "Parent"). On November 21, 2000, the Parent was acquired by Deutsche Acquisition Corp., an indirect wholly-owned subsidiary of Deutsche Bank AG ("DB"). Due to this change in ownership, the Company's fiscal year changed from May 31 to December 31 to coincide with DB's year end. The Company is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Company provides discount brokerage services to individual investors under the name NDB.com.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

     Commissions are recorded on a trade-date basis.

     The Company's securities owned and securities sold, not yet purchased are carried at market value. The difference between cost and market value is included in firm securities transactions in the statement of operations.

     Management estimates that the fair values of other financial instruments recognized in the statement of financial condition are approximated by their carrying values, as such financial instruments are short-term in nature, bear interest at current market rates or are subject to frequent repricing.

     Depreciation on furniture, fixtures, equipment and computer software is provided on the straight-line method over their estimated useful lives of
     2.5 to 5 years. Amortization of leasehold improvements is provided on the straight-line method over the terms of the leases or the estimated useful lives of the improvements, whichever is less.

     Deferred income taxes are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to

                                  7                                  (Continued)

                      NATIONAL DISCOUNT BROKERS CORPORATION
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)


                          Notes to Financial Statements

                                December 31, 2000

     taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

     Certain reclassifications of fiscal year ended May 31, 2000, amounts have been made for consistency with the current period's presentation.

(3)  INCOME TAXES

     The Company is included in the consolidated Federal income tax return of the Parent and combined income taxes for certain states and localities for the period June 1, 2000 through November 21, 2000. Beginning November 22, 2000, the Company is included in the consolidated Federal income tax return of DB. Separate tax returns are filed in certain states as required. Under the terms of the tax sharing agreement with its Parent, the Company is allocated a provision for income taxes based on the tax that would have been determined on a separate tax return basis. Benefits to the extent available in the consolidated tax return are credited to the Company on a pro rata basis.

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes, and the amounts used for income tax purposes. At December 31, 2000, the Company had net deferred tax assets, which are primarily due to differences in the period in which depreciation, reserves and deferred compensation are deductible for book and tax purposes. In addition, the Company has a deferred tax asset for the future benefit of the Company's net operating loss carryforward for states in which the company files separate tax returns. A valuation allowance of approximately $1,505,000 has been established with respect to the portion of the net deferred tax asset related to the Company's net operating loss carryforward because management of the Company concluded that it was more likely than not that a portion of the benefit would not be realized.

     The income tax benefit for the period ended December 31, 2000, net of provision for the valuation allowance, consists of the following:


                                          STATE AND
                          FEDERAL           LOCAL            TOTAL
                        ------------      ----------     -----------
     Current            $(11,271,533)       (580,326)    (11,851,859)
     Deferred                462,020      (1,497,740)     (1,035,720)
                        ------------      ----------     -----------
                Total   $(10,809,513)     (2,078,066)    (12,887,579)
                        ============      ==========     ===========

     The effective tax rate differs from the statutory tax rate primarily due to state and local taxes, net of Federal benefit.

                                        8                            (Continued)

                      NATIONAL DISCOUNT BROKERS CORPORATION
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                          Notes to Financial Statements

                                December 31, 2000

(4)  FIXED ASSETS AND COMPUTER SOFTWARE

     All furniture, fixtures, equipment, computer software and leasehold improvements are periodically reviewed for impairment. During November 2000, the company wrote off the net book value of certain furniture, fixtures, equipment and computer software it determined was impaired. The impairment loss, aggregated approximately $2,243,000 and is included in depreciation and amortization in the statement of operations.

(5)  NET CAPITAL AND CUSTOMER RESERVE REQUIREMENTS

     The Company is subject to the SEC's Uniform Net Capital Rule 15c3-1, which requires the maintenance of minimum net capital. The Company computes its net capital requirement pursuant to the alternative method, which requires that the Company maintain minimum net capital equal to the greater of $250,000 or 2% of aggregate debit items arising from customer transactions. Although net capital and aggregate debit items change from day-to-day, at December 31, 2000, the Company had net capital of $17,387,217, which was $17,137,217 in excess of its required net capital of $250,000.

     The Company qualifies for the exemptive provisions for the computation for determination of reserve requirements for broker-dealers under subparagraph
     (k)(2)(ii) of the SEC Rule 15c3-3.

(6)  EMPLOYEE BENEFIT PLAN

     The Company participates with affiliates in an employee deferred compensation plan covering substantially all employees, which qualifies under Section 401(k) of the Internal Revenue Code. The company contribution to the Plan for the year ended December 31, 2000 is estimated to be $75,000.

(7)  TRANSACTIONS WITH RELATED PARTIES

     The Company receives fees from an affiliate for introducing transactions. For the period ended December 31, 2000, the Company received approximately $1,572,000 from its affiliate for such

                                        9                            (Continued)

                      NATIONAL DISCOUNT BROKERS CORPORATION
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                          Notes to Financial Statements

                                December 31, 2000

     transactions, which is included in commissions in the statement of operations.

     The Company is charged a fee by the Parent for administrative services based on the allocation of time spent by certain employees of the Parent on Company matters. In addition, the Company charged an affiliate for administrative services based on the allocation of time spent by Company employees on the affiliate's matters.

     The Company is reimbursed by the Parent and an affiliate for the allocated share of advertising expense incurred by the Company on behalf of those entities. For the period ended December 31, 2000, the Company received approximately $3,763,000 for such allocations.

     See notes 8 and 11 for additional related party disclosures.

(8)  COMMITMENTS

     The Company has long-term noncancelable operating leases for rental of office space at its various locations expiring at various dates through 2014. All leases are subject to escalation for increases in taxes, fuel and other costs.

     Commitments for minimum lease payments under noncancelable operating leases as of December 31, 2000 are as follows:

              YEAR ENDING DECEMBER 31                         AMOUNT
              -----------------------                         ------
                     2001                                  $ 1,936,000
                     2002                                    1,936,000
                     2003                                    1,936,000
                     2004                                    1,936,000
                     2005                                    2,061,000
                     Thereafter                             19,174,000
                                                           -----------
                                                           $28,979,000
                                                           ===========

     Rent expense for the period ended December 31, 2000 was approximately $1,628,000.

     In addition to the above lease commitments, the Company occupies half the space in two offices, the leases of which are in the name of the Parent but for which there are no sublease agreements. The remainder of each of the spaces is occupied by an affiliate. These leases expire in 2007 and 2010. Total future payments on these leases aggregate $6,993,000. The Company expects to incur half of the rent charge for each of these offices.

                                    10                               (Continued)

                      NATIONAL DISCOUNT BROKERS CORPORATION
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                          Notes to Financial Statements

                                December 31, 2000

     Reflected on the statement of financial condition of the Parent are leasehold improvements related to the aforementioned two offices and an additional office in which the Company sublets space from the Parent. The Parent charges the Company a facility fee, included in the occupancy costs on the Company's statement of operations, which reflects the Company's prorata share of the amortization expense that the Parent incurs on these leasehold improvements.

(9)  CONTINGENCIES

     The Company has been named as a defendant in lawsuits and arbitration proceedings and is involved in investigations that relate to, among other things, possible violations of Federal and state securities laws and regulations, and other laws. The ultimate outcome of these legal proceedings and claims pending against the Company cannot be determined at this time, and the results of these legal proceedings and claims cannot be predicted with certainty. There can be no assurance that these legal proceedings or claims will not have a material adverse effect on the Company's results of operations in any future period, depending partly on the results for the period, and a substantial judgment could have a material adverse impact on the Company's financial condition and results of operations. However, it is the opinion of management, after consultation with outside legal counsel, that the ultimate outcome of these legal proceedings will not have a material adverse impact on the financial condition or operating results of the Company.

(10) OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK

     In the normal course of business, the Company clears securities transactions through an unaffiliated clearing broker on a fully disclosed basis. Pursuant to the terms of the agreement between the Company and its clearing broker, the clearing broker has the right to recover losses resulting from a counterparty's failure to fulfill its contractual obligations. The Company seeks to control the risk associated with its customer activities by making credit inquiries when establishing customer relationships and by monitoring customer trading activity.

     Credit exposure also may result in the event that the Company's clearing broker is unable to fulfill its contractual obligations. The subsequent settlement of open positions at December 31, 2000 had no material adverse effect on the financial position of the Company.

     During the normal course of business, the Company may sell securities which have not yet been purchased, which represent obligations of the Company to deliver the specified security at a later date, thereby creating a liability to purchase the security in the market at prevailing prices. Such transactions result in off-balance sheet market risk as the Company's ultimate obligation to satisfy the sale of securities sold, but not yet purchased, may exceed the amount recorded on the statement of financial condition. The Company seeks to control such market risk through the use of internal monitoring guidelines.


                                       11                            (Continued)

                      NATIONAL DISCOUNT BROKERS CORPORATION
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                          Notes to Financial Statements

                                December 31, 2000

     Receivable from clearing broker, securities owned and securities sold, not yet purchased, on the statement of financial condition are held at one major clearing broker. Substantially all the cash on the statement of financial condition is held at two major financial institutions.

     The Company does not engage in any derivative activities.

(11) SUBORDINATED BORROWINGS

     On December 31, 1996, the Company entered into a subordination agreement with the Parent in the amount of $3,000,000. The loan matures on December 31, 2001 and has a stated interest rate equal to the broker call rate. Subsequently, on March 31, 1997, the Company entered into a second subordination agreement with the Parent in the amount of $3,000,000. This loan, also with a stated interest rate equal to the broker call rate, matures on March 31, 2002. The weighted average broker call rate was 8.25% for the period. Interest expense on these subordinated borrowings amounted to approximately $289,000 for the period ended December 31, 2000.

     The subordinated borrowings have been approved by the NASD and are therefore included in the computation of net capital under the SEC's uniform net capital rule. These loans may be repaid only if after giving effect to such repayments, the Company meets the SEC's net capital requirements.

                                                                      SCHEDULE I

                      NATIONAL DISCOUNT BROKERS CORPORATION
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

                       Computation of Net Capital Pursuant
                               to SEC Rule 15c3-1
                                December 31, 2000
  Computation of net capital:
   Total stockholder's equity                                       $ 44,471,335
   Subordinated loan                                                   6,000,000     50,471,335
                                                                    ------------
Deductions and/or charges:
   Nonallowable assets:
      Furniture, fixtures, equipment and computer software, net       25,453,832
      Deferred tax asset                                               2,134,920
      Prepaid expenses                                                 2,040,618
      Other assets and receivables                                     3,447,815     33,077,185
                                                                    ------------   ------------
                  Net capital before haircuts on firm securities                     17,394,150
   Haircuts on firm securities                                                           (6,933)
                                                                                   ------------
                  Net capital                                                        17,387,217
Computation of alternative net capital requirements:
   Minimum net capital requirement                                                      250,000
                                                                                   ------------
                  Excess net capital                                               $ 17,137,217
                                                                                   ============
                  Net capital in excess of 5% of aggregate
                     debit items or 120% of minimum net capital
                     requirements, whichever is greater                            $ 17,087,217
                                                                                   ============

     The above computation does not differ materially from the Company's computation of net capital filed with FOCUS Form X-17A-5 Part IIA as filed on January 24, 2001 with the National Association of Securities Dealers, Inc.

                                                                     SCHEDULE II

                      NATIONAL DISCOUNT BROKERS CORPORATION
                          (A Wholly Owned Subsidiary of
                     National Discount Brokers Group, Inc.)

         Exemption from the Reserve Requirement for Brokers and Dealers
                           Pursuant to SEC Rule 15c3-3

                                December 31, 2000

The Company qualifies for exemption from the provisions of Rule 15c3-3 under subparagraph (k)(2)(ii). The Company was in compliance with conditions of this exemption for the period from June 1, 2000 to December 31, 2000.